                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 30, 2003



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

          0-24260                                      11-3131700
          --------                                     ----------
  (Commission File Number)                 (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

               On January 30, 2003, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce restructuring charges and reserves taken in the fourth quarter ended December 31, 2002 and to announce a teleconference call to be held January 31, 2003 at 10:00 a.m. EST.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibit
                  No.
               -------
                           99.1 (i) Press Release dated January 30, 2003
                                    announcing restructuring charges and
                                    reserves taken in the fourth quarter ended
                                    December 31, 2002 and to announce a
                                    teleconference call to be held January 31, 2003 at 10:00 a.m. EST.


                                    (i) Filed herewith.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
   ----------------------
Gregory H. Browne
Chief Financial Officer

DATE: January 31, 2003


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
99.1 (i)       Press Release dated January 30, 2003 announcing restructuring charges and reserves taken in the fourth quarter ended December
               31, 2002 and to announce a teleconference call to be held January
               31, 2003 at 10:00 a.m. EST.

               (i) Filed herewith.